EXHIBIT 99.1

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

1

805 Third Avenue 14th Floor New York, NY 10022 212.838-5100 www.rbsmllp.com

Independent Auditors’ Report

To the Board of Directors and Stockholders’

of The Healing Company Inc.

Opinion

We have audited the accompanying Statements of Net Liabilities Assumed of Chopra Global LLC Standalone Licensing, Product and Digital Business (an integrated operation within Chopra Global LLC) (“Chopra” or the “Business”) as of December 31, 2022 and 2021, pursuant to the Asset Purchase Agreement (the “Purchase Agreement”) between The Healing Company Inc. and Chopra Global, LLC on March 3, 2023 as described in Note 1, and the related Statements of Revenues and Direct Expenses for each of the years in the two year period ended December 31, 2022, and the related notes to the Statements of Net Liabilities Assumed and Revenues and Direct Expenses (collectively referred to as the financial statements).

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Business as of December 31, 2022 and 2021, and the results of its Revenues and Direct expenses, pursuant to the Purchase Agreement, for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Business’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with generally accepted auditing standards, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or

•

error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Business’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Emphasis of matter

We draw attention to Note 1 to the financial statements, which describes that the accompanying financial statements were prepared for the purposes of complying with certain rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K/A of The Healing Company Inc.) and is not intended to be a complete presentation of the Business’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/  RBSM LLP

New York, NY

August 25, 2023

2

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

STATEMENTS OF REVENUES AND DIRECT EXPENSES

	For the Years Ended December 31,
	2022	2021

Revenues	$4,402,918	$4,046,155
Direct expenses:
Cost of revenues	1,185,386	1,241,707
Selling, software, general and administrative	2,834,010	3,102,137
Total direct expenses	4,019,396	4,343,844
Excess (deficiency) of revenues over direct expenses	$383,522	$(297,689)

See Notes to the Statements of Revenues and Direct Expenses and Statements of Net Liabilities Assumed.

3

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

STATEMENTS OF NET LIABILITIES ASSUMED

	December 31,
	2022	2021
ASSETS ACQUIRED
Cash and cash equivalents	$292,268	$292,268
Accounts receivable	368,478	384,177
Inventory, net	188,704	17,823
Prepaids	409,944	532,946
Total assets acquired	$1,259,394	$1,227,214

LIABILITIES ASSUMED
Accounts payable	$161,617	$305,349
Accrued expenses	359,134	209,151
Deferred revenue	1,877,089	2,155,197
Other liabilities	261,924	504,668
Total liabilities assumed	2,659,764	3,174,365

Net liabilities assumed	$(1,400,370)	$(1,947,151)

See Notes to the Statements of Revenues and Direct Expenses and Statements of Net Liabilities Assumed.

4

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Organization

On March 3, 2023, The Healing Company Inc., a Nevada corporation (the “Company”), and Chopra HLCO LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“Chopra HLCO” and with the Company, “Buyer”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Chopra Global, LLC, a Delaware limited liability company (the “Seller”), pursuant to which the Buyer agreed to acquire (the “Acquisition”) certain assets of Seller (the “Purchased Assets”) and certain liabilities related to Seller’s business activities involving the Chopra Global Digital, Chopra Global Licensing and Chopra Global Products assets. We refer to this acquired business as the “Chopra Global LLC Standalone Licensing, Product and Digital Business” or, the “Business.”

Basis of Presentation

The accompanying Statements of Net Liabilities Assumed of the Chopra Global LLC Standalone Licensing, Product and Digital Business as of December 31, 2021 and the related Statements of Revenues and Direct Expenses for the year ended December 31, 2022 (collectively, the “Financial Statements”) have been prepared for the purpose of complying with Rule 3-05 of Regulation S-X of the Securities and Exchange Commission (“SEC”) for inclusion in a Current Report on Form 8-K to be filed by The Healing Company and are not intended to be a complete presentation of Chopra Global LLC’s assets and liabilities nor of its revenues and expenses.

The Financial Statements have been prepared from the historical accounting records maintained by Chopra Global LLC and on the basis of the accounting policies and procedures as described in Note 2 – Summary of Significant Accounting Policies. Historically, the Standalone Licensing, Product and Digital Business were an integrated operation within Chopra Global LLC. The Standalone and Product and Digital Business was not a separate legal entity, subsidiary, or division of Chopra Global LLC, and was not operated or accounted for by Chopra Global LLC as a separate business or operating segment. Accordingly, separate accounts specific to the Business were not maintained and corporate expenses and certain accounting estimates were not allocated to the Business and are not otherwise available without significant time and cost burdens. Therefore, the Financial Statements are not intended to be a complete representation of the financial position or results of operations of the Standalone Product and Digital Business for the years ended December 31, 2022, nor are they indicative of the results to be expected from future operations of the Standalone Licensing, Product and Digital Business. The Financial Statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Healing Company filed with the SEC.

The accompanying Statements of Revenues and Direct Expenses reflect revenues and related cost of revenues specifically identified to the standalone business acquired by The Healing Company, and direct selling, general and administrative expenses related to the Business. Selling, software, general and administrative expenses include labor, employee benefits, consulting, software maintenance, advertising, other expenses, and allocations of certain overhead expenses specifically identifiable to the Business. The Statements of Revenue and Direct Expenses exclude costs that are not directly related to the Business, including corporate overhead expense allocations, interest income and expense, and income taxes.

5

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

The accompanying Statements of Net Liabilities Assumed reflect the assets acquired and the liabilities assumed by The Healing Company pursuant to the Purchase Agreement.

Statements of cash flows and statements of stockholders’ equity are not presented as The Healing Company did not acquire all of the assets nor assume all of the liabilities of Chopra Global LLC Standalone Licensing, Product and Digital Business, and the preparation of such financial information is not practical given the nature of the Financial Statements and the limited amount of information available specifically related to the Business.

Risks and Uncertainties

The Business is subject to a number of risks common to emerging, consumer products companies, including a limited operating history; dependence on key individuals; competition from substitute products and larger companies; the need for additional financing to fund future operations; and the successful development, marketing, and outsourced services as well as the impact of the novel coronavirus disease (“COVID-19”) on the ecommerce industry.

COVID-19 Pandemic and other factors

While it appears the COVID-19 pandemic has subsided and the global economy is focused on recovery, the impact of COVID-19 could continue to have an adverse impact on the Business going forward. COVID-19 caused significant disruptions to the global financial markets, which may continue to impact the Business’ ability to raise additional capital and to pursue certain acquisitions. Additional factors which may impact the Business’ ongoing operations include inflation, potential supply chain issues as a result of the aforementioned recovery from the COVID-19 pandemic, the recent war in the Ukraine, climate change and others. These events may have serious adverse impact on domestic and foreign economies which may impact the Business’ operations as a result of a variety of factors including the potential for reduced consumer spending. The Company is unable to predict the ongoing impact of these factors on the Business’ consolidated financial operations. There are no assurances that the Business will be able to meet its obligations, raise funds or conclude the acquisition of identified businesses.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. The Business bases its estimates on historical experience and on various other assumptions that it believes to be reasonable under the circumstances, the results of which form the basis for making judgements about the carrying values of its assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates, and the Business includes any revisions to its estimates in its results for the period in which the actual amounts become known.

Cash and Cash Equivalents

The Business defines cash and cash equivalents as highly liquid investments with original maturities of 90 days or less at the time of purchase. The Business also considers amounts in transit from payment processors for customer credit card and debit card transactions to be cash and cash equivalents. At December 31, 2022 and 2021, the Business’ cash and cash equivalents consisted primarily of cash held in checking accounts, and payment in transit from payment processors for customer credit card and debit card transactions. As of December 31, 2022 and 2021, the cash and cash equivalent were $.3 million and $.3 million, respectively.

6

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

Concentration of Risk

Financial instruments that subject the Business to significant concentrations of credit risk primarily consist of cash and cash equivalents. The Company maintains substantially all of its cash and cash equivalents with two financial institutions, which, at times, may exceed federally insured limits. The Business has not incurred any losses associated with this concentration of deposits.

The Business currently has bank deposits with financial institutions in the U.S. which exceed FDIC insurance limits. There were no uninsured bank deposits with a financial institution outside the U.S. All uninsured bank deposits are held at high quality credit institutions.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are stated net of an allowance for doubtful accounts. When management becomes aware of circumstances that may decrease the likelihood of collection to a point where a receivable is no longer probable of being collected, it records an allowance against amounts due, which reduces the receivable to the amount that management reasonably believes will be collected. For all other customers, management determines the adequacy of the allowance based on historical loss patterns, the number of days that billings are past due, and an evaluation of the potential risk of loss associated with specific accounts. The Business does not have any off-balance-sheet credit exposure related to its customers. As of December 31, 2022 and 2021, the allowance for doubtful accounts amounted to $0 for both years.

Inventories

Inventories consist primarily of raw materials and finished goods. Finished goods include direct material and overhead costs involved in e-commerce sales. The Business values inventory using the standard costing method whereunder product costs are allocated based on standard rates for materials, labor, and overhead. The Business analyses actual costs at regular intervals and accounts for any variance in its costs of goods sold. Inventories are stated at the lower of cost or net realizable value, with cost determined using the first-in first-out method. Inventories have been reduced by an allowance for excess, obsolete and unsaleable inventories. The allowance is an estimate based on our management’s review of inventories on hand compared to estimated future usage and sales. An allowance for inventory shrinkage if applicable is established for estimated inventory shrinkage since the last physical inventory date through the reporting date.

Business Combinations

The Business accounts for business combinations using the purchase method of accounting. The purchase method requires the Business to determine the fair value of all acquired assets, including identifiable intangible assets and all assumed liabilities. The total cost of acquisitions is allocated to the underlying identifiable net assets, based on their respective estimated fair values. Determining the fair value of assets acquired and liabilities assumed requires management’s judgment and the utilization of independent valuation experts, and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates and asset lives, among other items.

Long-Lived Assets

The Business evaluates the recoverability of its long-lived assets for impairment, other than goodwill, whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Fair value estimates are based on assumptions concerning the amount and timing of estimated future cash flows. The Business had no long-lived asset impairments as of December 31, 2022 and 2021, respectively.

7

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

Contract Assets

In accordance with ASC 606-10-45-3, contract asset is when the Business’ right to payment for goods and services already transferred to a customer if that right to payment is conditional on something other than the passage of time. The Business will recognize a contract asset when it has fulfilled a contract obligation but must perform other obligations before being entitled to payment.

There were no contract assets at December 31, 2022 and 2021.

Deferred Revenue

Deferred revenue, a contract liability, primarily consists of arrangement consideration collected in advance of order fulfillment and unsatisfied obligations related to outstanding app subscriptions and wellness retreats. The Business expects that the majority the revenue deferrals recorded at the balance sheet date will be recognized as revenue in the next 12 months as performance obligations are satisfied. Sales taxes collected from customers and remitted to government authorities are excluded from revenue and deferred revenue. Ownership passes to customers upon shipment. Deferred revenue represents amounts collected from, or invoiced to, customers in excess of revenues recognized, primarily from the billing of annual subscription agreements and prepaid retreats.

Fair Value Measurements

The Business' financial instruments primarily consist of cash and cash equivalents, accounts receivable, inventory, accounts payable and accrued liabilities, and deferred revenue. The carrying values of the Business' financial instruments approximate fair value.

FASB ASC 820, Fair Value Measurements and Disclosures ("ASC 820") establishes a framework for all fair value measurements and expands disclosures related to fair value measurement and developments. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

ASC 820 requires that assets and liabilities measured at fair value are classified and disclosed in one of the following three categories:

Level 1—Quoted market prices for identical assets or liabilities in active markets or observable inputs;

Level 2—Significant other observable inputs that can be corroborated by observable market data; and

Level 3—Significant unobservable inputs that cannot be corroborated by observable market data.

The Business’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the asset or liability. Financial assets and liabilities are classified in their entirety based on the most conservative level of input that is significant to the fair value measurement. The fair value of certain assets and liabilities assumed in the acquisition of were determined utilizing the level 3 inputs.

The Business believes that the carrying amounts of cash and cash equivalents, accounts payable, and short-term borrowings approximate fair value based on either their short-term nature or on terms currently available to the Business in financial markets.

8

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

Revenue Recognition

Revenue is recognized when a customer obtains control of promised goods or services, in an amount that reflects the consideration which the entity expects to receive in exchange for those goods or services. The Business accounts for revenue contracts with customers by applying the requirements of ASC 606, Revenue from Contracts with Customers, which includes the following five steps:

i.	Identification of the contract with a customer.
ii.	Identification of the performance obligations in the contract.
iii.	Determination of the transaction price.
iv.	Allocation of the transaction price to the performance obligations in the contract.
v.	Recognition of revenue as the entity satisfies a performance obligation.

When a customer purchases product from the Business, ownership of the product transfers to them at the point of shipment and the Business has an enforceable right to payment for product sold at that time. Accordingly, the customer has control of the product purchased from the Business starting at the point of shipment. The risk of loss or damage during shipment resides exclusively with the shipping carrier and the Business assumes no obligation for loss or damage of product while in transit to the customer. As a result of this change in terms of sale, the Business recognizes revenue, including shipping revenue, when performance obligations are satisfied through the transfer of control of promised goods to the Business’ customers, which is at the point of shipment.

Sales are recorded net of returns, discounts, and any taxes collected from customers and remitted to government authorities.

The Business records revenues from the sales on a “gross” basis pursuant to ASC 606-10 Revenue Recognition – Revenue from Contracts with Customers, when the Business controls the specified good before it is transferred to the end customer and have the risks and rewards as principal in the transaction, such as responsibility for fulfillment, retaining the risk for collection, and establishing the price of the products. If these indicators have not been met, or if indicators of net revenue reporting specified in ASC 606-10 are present in the arrangement, revenue is recognized net of related direct costs.

Cost of Revenue

Cost of revenue primarily consists of costs associated with the purchase of products from third-party manufacturers, product development, credit card fees, and third part provider fees.

Operating Expenses

Salaries and benefits – Salaries and benefits consists of payroll, vacation expense, employee bonuses and outside consultants’ fees.

Advertising and Marketing - The Business expenses advertising costs as incurred. Advertising costs amounted to approximately $.4 million and $.5 million for the years ended December 31, 2022, and 2021, respectively.

Software and maintenance – Software and maintenance consists primarily of costs incurred for software support and services, outside technology consultants, and marketing tools.

General and administrative - General and administrative consists of legal and accounting consulting fees.

Other operating expenses – Other operating expenses consist of bank processing fees, insurance, telephone, travel and entertainment and equipment rentals.

Business Segments

The Business uses the “management approach” to identify its reportable segments. The management approach designates the internal organization used by management for making operating decisions and assessing performance as the basis for identifying the Business’ reportable segments. Using the management approach, the Business determined that it has three operating segments: Ecommerce sales of wellness products, sales of memberships to its wellness application and operation of its wellness focused retreats.

9

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

Commitments and Contingencies

The Business follows the ASC 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Business but which will only be resolved when one or more future events occur or fail to occur. The Business assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Business or un-asserted claims that may result in such proceedings, the Business evaluates the perceived merits of any legal proceedings or un-asserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Business’ financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available at this time that these matters will have a material adverse effect on the Business’ financial position, results of operations or cash flows. However, there is no assurance that such matters will not materially and adversely affect the Business’ business, financial position, and results of operations or cash flows.

Income and Other Taxes

Income taxes are accounted for using the asset and liability method in accordance with ASC 740, Income Taxes (“ASC 740”), and in accordance with taxation principles currently effective in the United States, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Business records net deferred tax assets to the extent they believe these assets will more-likely-than-not be realized. In making such determination, the Business considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations. In the event the Business was to determine that it would be able to realize its deferred income tax assets in the future in excess of its net recorded amount, the Business would make an adjustment to the valuation allowance which would reduce the provision for income taxes.

New Accounting Pronouncements

Recently Adopted Accounting Pronouncements

In August 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity. ASU 2020-06 changes how entities account for convertible instruments and contracts in an entity’s own equity and simplifies the accounting for convertible instruments by removing certain separation models for convertible instruments. ASU 2020-06 also modifies the guidance on diluted earnings per share calculations. The amendments are effective for fiscal years beginning after December 15, 2023, including interim periods within those fiscal years. The Business adopted ASU 2020-06 effective January 1, 2021, and there was no material impact on its financial statements and related disclosures.

10

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

Recently Issued Accounting Pronouncements Not Yet Adopted

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842), as amended, which supersedes the guidance in former ASC 840, Leases. The new standard requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight-line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. In June 2020, the FASB issued ASU 2020-05, which defers the effective date of ASU 2016-02 for private entities to fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. The Company adopted the provisions of ASU 2016-02, Leases, and related amendments (Topic 842) effective January 1, 2022. The Business believes that as there is limited lease activity, any impact of adopting ASC 842 is expected to be immaterial.

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments, and has since issued various amendments including ASU No. 2018-19, ASU No. 2019-04, ASU No. 2019-05, ASU No. 2019-11, and ASU 2020-02. The guidance and related amendments modify the accounting for credit losses for most financial assets and require the use of an expected loss model replacing the currently used incurred loss method. Under this model, entities will be required to estimate the lifetime expected credit loss on such instruments and record an allowance to offset the amortized cost basis of the financial asset, resulting in a net presentation of the amount expected to be collected on the financial asset. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2022, with early adoption permitted. The Business is currently in the process of evaluating the impact that the adoption of ASU 2016-13 will have on its financial statements and related disclosures.

In April 2019, the FASB issued ASU 2019-04, Codification Improvements (Topic 326), Financial Instruments — Credit Losses (Topic 815), Derivatives and Hedging (Topic 815), and Financial Instruments (Topic 825). The amendments clarify the scope of the credit losses standard and among other things. With respect to hedge accounting, the amendments address partial-term fair value hedges and fair value hedge basis adjustments, among other things. On recognizing and measuring financial instruments, they address the scope of the guidance, the requirement for remeasurement to fair value when using the measurement alternative, and certain disclosure requirements among other things. This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2022, and interim periods within those fiscal years, with early adoption permitted as long an entity has also adopted the amendments in ASU 2016-13. The Business does not expect the adoption of this guidance to have a material impact on the financial statements and related disclosures.

In December 2019, the FASB issued ASU No. 2019-12, Simplifying the Accounting for Income Taxes (Topic 740). The amendments in the updated guidance simplify the accounting for income taxes by removing certain exceptions and improving consistent application of other areas of the topic by clarifying the guidance. The new guidance is effective for fiscal years beginning after December 15, 2021 and interim periods within fiscal years beginning after December 15, 2022. Early adoption is permitted. The Business is currently in the process of evaluating the impact the adoption of ASU 2019-12 will have on its financial statements and related disclosures.

No other new accounting pronouncements were issued or became effective in the period that had, or are expected to have, a material impact on our Financial Statements.

11

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

NOTE 3 – REVENUE

Disaggregation of Revenue

The following table presents the revenue of the Business for the years ended December 31, 2022 and 2021, from contracts with customers, disaggregated by geographical location and sales channel:

Revenue by Geographical location

	For the Years Ended December 31,
	2022	2021
United States	$3,261,354	$3,003,445
Canada	242,841	221,687
Europe	561,854	517,836
Asia Pacific	175,155	152,951
Latin America and The Caribbean	100,944	97,592
Africa, The Middle East, and India	60,770	52,644
Total	$4,402,918	$4,046,155

Revenue by product sales channel

	For the Years Ended December 31,
	2022	2021
Wellness application subscriptions	$3,429,362	$3,070,770
Wellness retreats	889,935	954,110
Ecommerce sales	83,621	21,275
Total	$4,402,918	$4,046,155

For the years ended December 31, 2022 and 2021, the Business had no customers who accounted for greater than 10% of total revenue.

Deferred Revenue

The deferred revenue balances were as follows:

	December 31, 2022	December 31, 2021

Wellness application subscriptions	$1,557,463	$1,771,033
Wellness retreats	69,626	134,164
Other	250,000	250,000
	$1,877,089	$2,155,197

NOTE 4 – ACCOUNTS RECEIVABLE

Account receivable consisted of the following:

	December 31, 2022	December 31, 2021

Wellness application subscriptions	$360,640	$363,770
Other	7,838	20,407
Total	$368,478	$384,177

Allowance for Doubtful Accounts

The Business does not record an allowance for doubtful accounts as historically bad debt expense has been minimal.  Wellness retreats are paid for upfront and if the customer does not attend the wellness retreat, they are registered for the customer is given a voucher to attend a future retreat.

12

CHOPRA GLOBAL LLC STANDALONE LICENSING, PRODUCT AND DIGITAL BUSINESS

(an integrated operation within Chopra Global LLC)

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT EXPENSES

AND STATEMENTS OF NET LIABILITIES ASSUMED

NOTE 5 – PREPAIDS

The following table presents the detail of prepaids:

	December 31, 2022	December 31, 2021

Licensing	$28,337	$42,552
Fees	309,090	423,477
Technology	27,788	34,841
Deposits	27,520	-
Insurance	15,277	32,076
Other	1,932	-
Total	$409,944	$532,946

NOTE 6 – ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

Accounts payable and accrued liabilities consist of the following:

	December 31, 2022	December 31, 2021

Accounts payable	$161,617	$305,349
Accrued wages	88,413	82,834
Accrued vacation	64,176	50,529
Accrued bonus	51,567	62,916
Other accrued	154,978	12,872
Total	$520,751	$514,500

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings

From time to time, the Business is subject to various legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. Although the outcome of the various legal proceedings and claims cannot be predicted with certainty, management does not believe that any of these proceedings or other claims will have a material effect on the Business’ financial condition or results of operations or cash flows.

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through to the date these financial statements were issued and found no such events requiring disclosure.

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